Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of LIN Television Corporation. for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Vincent L. Sadusky, President and Chief Executive Officer of the Company, and Bart W. Catalane, Senior Vice President and Chief Financial Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2008	/s/ Vincent L. Sadusky
Vincent L. Sadusky
President and Chief Executive Officer

Dated: March 14, 2008	/s/ Bart W. Catalane
Bart W. Catalane
Senior Vice President and Chief Financial Officer